                                                                     EXHIBIT 3ii

                                   BY-LAWS OF
                        GREAT LAKES CHEMICAL CORPORATION
                            ADOPTED BY ACTION OF THE
                               BOARD OF DIRECTORS

                            (ADOPTED MARCH 14, 1975,
                      AS AMENDED THROUGH JANUARY 21, 2000)


                                    ARTICLE I

                                  STOCKHOLDERS


                  SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of the Corporation shall be held at the registered office of the Corporation in the State of Delaware or at such other place within or without the State of Delaware, as may be determined by the Board of Directors and as may be stated in the notice of the meeting. The annual meeting shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. The business to be transacted at such meeting shall be the election of directors and such other business as shall properly be brought before the meeting.


                  No business may be transacted at an annual meeting of stockholders, other than business that is (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof)




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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 1.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.


                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  No business shall be conducted at the annual meeting of stockholders

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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


except business brought before the annual meeting in accordance with the procedures set forth in this Section 1; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 1 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  The term "public announcement" shall mean an announcement in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
                  SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the Board of Directors, by the Chairman, or by the President. At any time, upon the written request of any person or persons entitled to call a special meeting, it shall be the duty of the Secretary to send out notices of such meeting, to

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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


be held within or without the State of Delaware and at such time, but not less than fifteen days nor more than thirty days after receipt of the request, as may be fixed by the Board of Directors. If the Board of Directors shall fail to fix a time or place, the meeting shall be held at the registered office of the Corporation in the State of Delaware at such time as shall be fixed by the Secretary within the above limits.

                  SECTION 3.  NOTICE OF MEETINGS AND ADJOURNED MEETINGS.
                           (a) A written or printed notice of each meeting of
stockholders shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written or printed notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meetings. If mailed, notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. No publication of the notice of meetings shall be required. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Any

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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation provides otherwise) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

                    (b) Whether or not a quorum is present, any annual, regular or special meeting of the stockholders may be adjourned to another date by the Chairman of the meeting or by a majority vote by the shares represented at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                    (c) Whenever a notice of a meeting is required to be given to stockholders, a written waiver thereof, signed by the person entitled to notice,





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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of a meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

                    SECTION 4. QUORUM. Except as otherwise provided by law, a quorum at all meetings of stockholders shall consist of the holders of record of a majority of the shares entitled to vote thereat.

                    SECTION 5. CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by the Chairman, or if he is not present, by the President, or if he is not present, by a Vice President or other person chosen at the meeting. The Secretary or an Assistant Secretary of the Corporation, or in their absence, a person chosen at the meeting, shall act as Secretary of the meeting.

                    SECTION 6. INSPECTORS OF ELECTION. Whenever any stockholder present at a meeting of the stockholders shall request the appointment of inspectors,


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


the Chairman of the meeting shall appoint inspectors who need not be stockholders. If the right of any person to vote at such meeting shall be challenged, the inspectors of election shall determine such right. The inspectors shall receive and count the votes either upon an election or for the decision of any question, and shall determine the result. Their certificate of any vote shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                    SECTION 7. VOTING. All elections of directors shall be by written ballot. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Restated Certificate of Incorporation of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.



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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


                    In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                    To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement (as defined in Section 1) of the date of the annual meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

                    To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for

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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations




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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

                    No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 7. If the Chairman of the annual meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                    At every meeting of the stockholders, each stockholder entitled to vote at such meeting shall have, as to each matter submitted to a vote, one vote for each share of stock having voting rights registered in his name on the stock books of the Corporation.

                    At all meetings of stockholders, a stockholder may vote by proxy appointed by a written instrument signed by the stockholder or his duly authorized attorney in fact and delivered to the Secretary of the meeting, but no proxy shall be


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


voted or acted upon after three years from its date, unless the proxy provided for a longer period.

                    A quorum being present, directors shall be elected by a plurality of the votes of the shares present and in person or represented by proxy at the meeting and entitled to vote.

                    In all matters, other than the election of directors, the affirmative vote of the majority of shares present or in person or represented by proxy at the meeting and entitled to vote on the subject matter, a quorum being present, shall be the act of the shareholders.

                    SECTION 8. LIST OF STOCKHOLDERS. The Secretary or other officer of the Corporation having charge of the stock ledger shall prepare and make or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, and showing the address of each such stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder or his proxy who may be present. Upon the willful neglect or refusal of the directors then in office to produce or cause to be produced such a list at any meeting for the election of directors, they shall be ineligible to any office at such meeting. The original or duplicate stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or to vote in person or by proxy at such meeting.

                    SECTION 9. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjourn-ment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Direc-


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


tors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

                (b) If no record date is fixed:
                         (i) The record date for determining
       stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                         (ii) The record date for determining
       stockholder for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto.

                (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


date for the adjourned meeting.


                                   ARTICLE II

                                    DIRECTORS


                  SECTION 1. NUMBER, QUALIFICATIONS, CLASSES, TERMS AND QUORUM. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of nine members, none of whom need be a stockholder. The directors shall be classified with respect to the time for which they shall hold office by dividing them into three classes. The first class shall consist of three directors whose terms of office shall expire in 2000 and in every third year thereafter. The second class shall consist of three directors whose terms of office shall expire in 2001 and in every third year thereafter. The third class shall consist of three directors whose term of office shall expire in 2002 and in every third year thereafter. At each annual meeting of the stockholders of the Corporation, or any adjournment thereof, the successors to the directors whose terms shall expire in that year shall be elected to hold office for a term of three years. In any event, each director shall hold office until his successor is duly elected and qualified or until his

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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The Board of Directors may elect a Chairman of the Board of Directors who shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall have such other powers and perform such other duties as are delegated to him by the Board of Directors or as are incidental to his office.

                  SECTION 2. VACANCIES. Any vacancy and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  SECTION 3. MEETINGS. The Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the place where the annual meeting of the shareholders is held, for the purpose of electing officers and for the conduct of any other business that may be brought before the meetings. Such


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


meeting shall be held without notice. If such meeting is not held as herein provided, the election of officers may be had at any subsequent meeting of the Board of Directors. Regular meetings of the Board of Directors may be held at such time and place within or without the State of Delaware, as the Board of Directors may from time to time designate. Special meetings of the Board of Directors may be held upon the call of the Chairman of the Board, or two or more members of the Board of Directors, at any place, within or without the State of Delaware, upon not less than 48 hours notice, specifying the time, place and general purposes of the meeting, given to each director either personally, or by telephone, telegram, or by mail. At any meeting at which all of the directors are present, notice of the time, place and purposes thereof shall be deemed waived. Notice of any meeting may be waived in writing, either before, during, or after any meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of the directors, need be specified in any written waiver of notice. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn the meeting and no notice of such adjourned meeting need be given.



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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


                  SECTION 4. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially



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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the By-Laws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or authorize the issuance of stock.

                  An Executive Committee shall be formed, comprising at least three directors, which shall have the authority and power to act on behalf of the Board of Directors, except as restricted above, with the additional authority to declare dividends on behalf of the Corporation.

                  SECTION 5. ACTION BY CONSENT WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                  SECTION 6. MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors or of any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.


                                   ARTICLE III

                                    OFFICERS


                  SECTION 1. OFFICERS. The officers shall consist of a Chief Executive Officer, a President, one or more Vice Presidents and/or Senior or Executive Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, and one or more Assistant Treasurers. Such officers shall be elected by the Board of Directors and each officer shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any number of offices may be held by the same person, but no officer shall execute, act or verify any instrument in more than one capacity. The Corporation may have such other officers and agents as the Board of Directors may determine, who shall be elected or appointed by the Board of Directors and hold office for such terms as are prescribed by the Board of Directors. Any vacancy


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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. The Board of Directors may remove any officer with or without cause.

                  SECTION 2. CHIEF EXECUTIVE OFFICER. Subject to the authority of the Board of Directors, the Chief Executive Officer shall administer the affairs of the Corporation and shall have such other powers and perform such other duties as are delegated to him by the Board of Directors, or by an authorized committee thereof, or are incidental to his office. During the time when the office of the Chairman of the Board is vacant, the Chief Executive Officer shall perform the duties of that office.

                  SECTION 3. PRESIDENT. Subject to the authority of the Board of Directors, the President shall, during the absence or disability of the Chief Executive Officer, administer the affairs of the Corporation and shall have such other powers and perform such other duties as are incidental to his office or are delegated to him by the Board of Directors, or an authorized committee thereof, or by the Chief Executive Officer.

                  SECTION 4. VICE PRESIDENTS. Subject to the authority of the Board of



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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

Directors, the Vice Presidents, in the order designated by the Board of Directors, shall exercise the functions of the Chief Executive Officer and President during the absence or disability of the Chief Executive Officer and the President. Each Vice President shall have such other duties as are assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

                  SECTION 5. OTHER OFFICERS. The Secretary and the Treasurer shall perform such duties as are incidental to their offices, or are properly required of them by the Board of Directors or the Chief Executive Officer. The Assistant Secretaries shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as may be assigned by the Board of Directors or the Chief Executive Officer. Other subordinate officers elected or appointed by the Board of Directors shall exercise such powers and perform such duties as may be delegated to them.

                  SECTION 6. DELEGATION OF AUTHORITY. In the case of the absence or incapacity of any officer, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors or, in the absence of any action by the Board of Directors, the Chief Executive Officer may delegate any or all of the duties or



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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

powers of such officer to any other officer or to any other director or to any other person.

                                   ARTICLE IV

                              CERTIFICATES OF STOCK

                  SECTION 1. FORM. Every holder of stock in the Corporation shall be entitled to have a certificate signed by the Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in such Corporation. If such certificate is countersigned (1) by a Transfer Agent other than the Corporation or its employee, or, (2) by a Registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate who has ceased to be such officer, Transfer Agent or Registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, Transfer Agent or Registrar at the date of issue.




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GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

                  SECTION 2. TRANSFERS. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered owner thereof, or his duly authorized attorney, with a Transfer Clerk or Transfer Agent appointed as specified in these By-Laws, and on surrender of the certificate or certificates for such shares of stock properly endorsed and with all taxes thereon paid. The person in whose name the shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the holder thereof for all purposes.

                  SECTION 3. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint one or more Transfer Agents or Transfer Clerks and one or more Registrars, and may require all certificates for shares of stock to bear the signature or signatures of any of them.

                  SECTION 4. LOSS OR DESTRUCTION. In case of loss or destruction of a certificate for shares, another certificate may be issued in lieu thereof in such manner and upon such terms as the Board of Directors shall authorize, either by general resolution or by special resolution in each particular case.


                                    ARTICLE V

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
------------------------------------


                                   FISCAL YEAR

                  SECTION 1.  FISCAL  YEAR.  The fiscal  year of the
Corporation shall begin on the first day of January of each year and shall end on the 31st day of December following.


                                   ARTICLE VI

                                      SEAL

                  SECTION 1. CORPORATION SEAL. The Board of Directors shall provide a suitable corporate seal for use by the Corporation.

                                   ARTICLE VII

                                 INDEMNIFICATION

                  SECTION 1. INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in or called as a witness in any action, suit or proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom (hereinafter, collectively a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

representative, is, was or had agreed to become a director of the Corporation or is, was or had agreed to become an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted under the General Corporation Law of the State of Delaware (the "DGCL"), as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties pursuant to the Employee Retirement Income Security Act of 1974, as amended, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, that except as explicitly provided herein, prior to a Change in Control of the Corporation, as defined herein, a person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person against the Corporation or any director, officer, employee or agent of

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

the Corporation shall not be entitled thereto unless the Corporation has joined in or consented to such proceeding (or part thereof). For purposes of this Article, a "Change in Control of the Corporation" shall be deemed to have occurred if the conditions set forth in any one of the following clauses shall have been satisfied: (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (as in effect as of December 7, 1995 (the "Exchange Act")) other than (i) the Corporation, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of shares of the Corporation (any such person is hereinafter referred to as a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation); (b) there is consummated a merger or consolidation of the Corporation with or into any other corporation, other

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

than a merger or consolidation which would result in the holders of the voting securities of the Corporation outstanding immediately prior thereto holding securities which represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, immediately after such merger or consolidation, more than 70% of the combined voting power of the voting securities of either the Corporation or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; (c) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; or (d) during any period of two consecutive years (not including any period prior to December 7, 1995), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (a), (b) or (c) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. For purposes of this Article VII, where a Change in Control of the Corporation results from a series of related transactions, the Change in Control of the Corporation shall be deemed to have occurred on the date of the consummation of the first such transaction. For purposes of clause (a) of this paragraph, the stockholders of another corporation (other than the Corporation or a corporation described in clause (iv)), in the aggregate, shall be deemed to constitute a Person.

                  Prior to a Change in Control of the Corporation, any indemnification under Section 1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel (who may be the

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


regular counsel of the Corporation) in a written opinion or (3) by the stockholders.

                  Following a Change in Control of the Corporation, any indemnification under this Section 1 (unless ordered by a court) shall be paid by the Corporation unless within 60 days of such request for indemnification a determination is made, in a written opinion, by special independent counsel selected by the person requesting indemnification and approved by the Corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five years preceding its engagement to render such opinion for such person or for the Corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the Corporation (whether or not they were affiliates when services were so performed) ("Independent Counsel"), that indemnification of such person is not proper under the circumstances because such person has not met the necessary standard of conduct under the DGCL. Unless such person has theretofore selected Independent Counsel pursuant to this Section 1 and such Independent Counsel has been approved by the Corporation, legal counsel approved by a resolution or resolutions of the Board of Directors prior to a Change in Control of the Corporation shall

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect. The Corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article or its engagement pursuant hereto. In making a determination under this Section 1, the Independent Counsel referred to above shall determine that indemnification is permissible unless clearly precluded by this Article VII or the applicable provisions of the DGCL.

                  SECTION 2. PAYMENT OF EXPENSES IN ADVANCE. Expenses, including attorneys' fees, incurred by a person referred to in Section 1 of this Article in defending a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------


the Corporation.

                  SECTION 3. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under
Section 1 hereof is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation or if expenses pursuant to
Section 2 hereof have not been advanced within 10 days after a written request for such advancement, accompanied by the Undertaking, has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. (If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the Corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim.) It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed. After a Change in Control of the

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

Corporation, the burden of proving such defense shall be on the Corporation, and any determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the DGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

                  SECTION 4. INDEMNITY NOT EXCLUSIVE. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The Board of Directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

                  SECTION 5. INSURANCE INDEMNIFICATION. The Corporation shall have power to purchase and maintain insurance to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

venture, trust or other enterprise, against any expenses, liabilities or losses, whether or not the Corporation would have the power to indemnify such person against such expenses, liabilities or losses under the provisions of this
Article VII or the DGCL.

                  SECTION 6. CONTINUATION OF INDEMNIFICATION; ENFORCEABILITY. The provisions of this Article shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. This Article shall be deemed to grant each person who, at any time that this
Article is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder rights against the Corporation to enforce the provisions of this Article, and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions or circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for

GREAT LAKES CHEMICAL CORPORATION
BY-LAWS
AS AMENDED THROUGH JANUARY 21, 2000
-----------------------------------

proceedings commenced after such repeal or modification to enforce this Article with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

                  SECTION 7. SEVERABILITY. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

                                  ARTICLE VIII

                                   AMENDMENTS

                  SECTION 1. AMENDMENTS. The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation at the annual or any regular meeting of the Board of Directors or by unanimous written consent without a meeting, or at any special meeting called for such purposes.